Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into this 16th day of January, 2024, by and between International Tower Hill Mines Ltd., a company organized under the laws of the Province of British Columbia (the “Corporation”), and the purchaser set forth on the signature page hereof (the “Purchaser”).

Recitals:

A.            The Corporation desires to sell an aggregate of up to 3,807,911 common shares without par value in its capital stock (the “Common Shares”) in a private placement offering (the “Private Placement”) at a subscription price of US$0.664 per Common Share, for aggregate gross proceeds of up to US$2,528,452.90.

B.            Pursuant to terms and conditions set forth in this Agreement, the Purchaser desires to subscribe for the number of Common Shares set forth on the signature page hereto.

C.            The Common Shares subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Corporation is offering Common Shares only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act.

Agreement:

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1.            Subscription.

(a)            Subject to the terms and conditions hereof, the undersigned Purchaser hereby subscribes for and agrees to purchase, and the Corporation agrees to sell and issue to such Purchaser, that number of Common Shares set forth on the signature page hereto (the “Purchased Securities”), at a subscription price of US$0.664 per Common Share, for an aggregate purchase price as set forth on the signature page hereto (the aggregate purchase price, the “Purchase Price”).

(b)            The Purchaser acknowledges that the Purchased Securities will be subject to restrictions on transfer as set forth in this Agreement. The Purchaser further acknowledges that the Private Placement is being made without registration of the Purchased Securities under the Securities Act or any securities law of any state of the United States or of any other jurisdiction.

(c)            The issue of the Purchased Securities will not restrict or prevent the Corporation from obtaining any other financing, or from issuing additional securities, options, warrants or rights.

2.            The Closing. The closing of the purchase and sale of the Purchased Securities (the “Closing”) shall take place by electronic means on the second trading day following the date hereof or at such other time and place as the Corporation and the Purchaser may mutually agree.

3.            Payment for Securities. Payment for the Purchased Securities shall be received by the Corporation from the Purchaser by wire transfer of immediately available funds to an account specified by the Corporation in writing at or prior to the Closing, in the amount of the aggregate Purchase Price set forth on the signature page hereto. The Corporation shall deliver evidence of the issuance of such Purchaser’s Purchased Securities hereunder as held in direct registration system (“DRS”) book-entry form by Computershare Investor Services Inc., the Corporation’s registrar and transfer agent (the “Transfer Agent”) and registered in the name of such Purchaser, in either case bearing the legend referred to in Section 7 of this Agreement.

4.            Representations and Warranties of the Corporation. The Corporation represents, warrants, covenants and certifies to and with the Purchaser that, as of the date of this Agreement and at the Closing:

(a)            The Corporation is a valid and subsisting company incorporated and in good standing under the laws of the Province of British Columbia, and each of the Corporation’s subsidiaries is a valid and subsisting corporation organized and in good standing under the laws of its respective jurisdiction of organization.

(b)            This Agreement has been or will be at the Closing duly authorized by all necessary corporate action on the part of the Corporation, and the Corporation has full corporate power and authority to undertake the Private Placement and to issue, sell and deliver the Purchased Securities.

(c)            This Agreement has been duly executed and delivered by the Corporation and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against the Corporation in accordance with the terms hereof, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles.

(d)            The Corporation and each of its subsidiaries is duly registered and licensed to carry on business in each jurisdiction in which it carries on business or owns property where required under the laws of that jurisdiction, except for those jurisdictions where the failure to be so registered and licensed would not have a material adverse effect on the business, prospects, properties or operations of the Corporation and its subsidiaries, taken as a whole.

(e)            The Corporation has filed all required annual and quarterly reports, financial statements, proxy statements/information circulars, press releases, material change reports and other documents required to be filed by or on behalf of the Corporation within the past 12 months (collectively, the “Public Filings”) with The Toronto Stock Exchange (the “TSX”) and the NYSE American LLC (together with the TSX, the “Exchanges”) and any regulatory authority in the United States and such other jurisdictions in which the Corporation is required to make such filings, including, without limitation, the securities regulator in the Provinces of British Columbia, Alberta and Ontario (the “Canadian Securities Regulators”) and the U.S. Securities and Exchange Commission (the “SEC” and, together with the Canadian Securities Regulators, the “Commissions”). All of the Public Filings were true and correct in all material respects as at the respective dates of such filings, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading as at the respective dates of such filings. There is not presently any material change, as defined in the Securities Laws (as defined below), relating to the Corporation or change in any material fact, as defined in the Securities Laws, relating to the Corporation or any of the Purchased Securities, which has not been fully disclosed in accordance with the requirements of the Securities Laws and the policies of the Exchanges.

(f)            Except as set forth in the Public Filings, neither the Corporation nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of the Corporation and its consolidated subsidiaries or in the notes thereto which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Corporation or its subsidiaries.

(g)            Except as disclosed in the Public Filings filed and publicly available prior to the date of this Agreement (the “Filed Documents”), and except as expressly contemplated by this Agreement, since the date of the most recent audited financial statements included in the Filed Documents, the Corporation conducted its business only in the ordinary course, and there has not been (i) any material change in the Corporation, (ii) any declaration setting aside or payment of any dividend or other distribution (whether in cash stock or property) with respect to any of the Corporation’s capital stock, (iii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iv) (x) any granting by the Corporation or any of its subsidiaries to any officer of the Corporation or any of its subsidiaries of any increase in compensation, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the Filed Documents, (y) any granting by the Corporation or any of its subsidiaries to any officer of any increase in severance or termination pay, except as was required under any employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the Filed Documents, or (z) any entry by the Corporation or any of its subsidiaries into any employment, severance or termination agreement with any officer, (v) any damage, destruction or loss, whether or not covered by insurance, that has or is likely to have a material adverse effect on the Corporation or its subsidiaries, or (vi) any change in accounting methods, principles or practices by the Corporation or its subsidiaries materially affecting their respective assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles.

(h)            Except as qualified by the disclosure in the Public Filings, the Corporation is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Public Filings as being beneficially owned by the Corporation. The Corporation and each of its subsidiaries is conducting its business in material compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on.

(i)            Subject to the representations, warranties and certifications of the Purchaser herein contained being accurate and truthful in all material respects and the Purchaser fulfilling all of its covenants and obligations herein contained, the Corporation has complied and will comply fully with (i) all applicable statutes, laws, ordinances, regulations, rules, judgments, decrees and orders of any governmental entity applicable to its business or operations and (ii) the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of, each of the Commissions, state securities laws and the Securities Act (collectively, the “Securities Laws”) and the Business Corporations Act (British Columbia) in relation to the Private Placement.

(j)            The issue and sale of the Purchased Securities by the Corporation does not and will not conflict with, and does not and will not (including, without limitation, with the giving of notice, the lapse of time or the happening of any other event or condition or any combination of the foregoing) result in a material breach of, any of the terms of the Corporation’s constituent documents or any material agreement or instrument to which the Corporation is a party or by which it is bound.

(k)            The authorized capital of the Corporation consists of an unlimited number of Common Shares without par value, of which, immediately prior to the Closing, 195,885,531 Common Shares are issued and outstanding. Except for as provided in the Public Filings, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Corporation, or any other security convertible into or exchangeable for any such shares, or to require the Corporation to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital.

(l)            The Purchased Securities, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be validly issued and outstanding, fully-paid and non-assessable.

(m)            No person, firm or corporation has, or will have, as a result of any action taken by the Corporation or any of its representatives, in the context of the transaction specifically contemplated by this Agreement, any rights, interest or valid claim against or upon the Corporation or the Purchaser for any commission, fee or other compensation as a finder or broker or in any similar capacity.

(n)            No approval, authorization, consent or other order of, and no filing, registration or recording with, any governmental authority is required to be obtained or made by the Corporation in connection with the execution and delivery by the Corporation of this Agreement or the performance by the Corporation of its obligations hereunder, except such approvals, authorizations, consents, orders, filing, registrations or recordings required under the Securities Laws and the rules of the Exchanges, which shall be obtained or made by the Corporation prior to the Closing or otherwise within the periods prescribed thereunder.

(o)            The Corporation has not relied upon the Purchaser for investment, legal or tax advice, or other professional advice, and has in all cases sought or elected not to seek the advice of its own personal investment advisers, legal counsel and tax advisers.

(p)            The Corporation acknowledges (i) that the Purchaser has not been asked by the Corporation to agree, nor has the Purchaser agreed with the Corporation, to desist from purchasing or selling, long and/or short, securities of the Corporation, or “derivative” securities based on securities issued by the Corporation or to hold the Purchased Securities for any specified term, and (ii) that the Purchaser, and counter parties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Shares which were established prior to the Purchaser’s knowledge of the transactions contemplated by this Agreement. The Corporation further understands and acknowledges that following the public disclosure of the transactions contemplated by this Agreement, the Purchaser may engage in hedging and/or trading activities at various times during the period that the Purchased Securities are outstanding, and that such hedging and/or trading activities, if any, can reduce the value of the existing shareholders’ equity interest in the Corporation both at and after the time the hedging and/or trading activities are being conducted.

(q)            The Corporation has not disclosed to the Purchaser or any of its officers, directors, employees, affiliates, representatives or agents any material information, which has not been generally disclosed, regarding the Corporation or its subsidiaries or affiliates in connection with the transactions contemplated by this Agreement.

(r)            No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Corporation or, to the Corporation’s knowledge, any person having a relationship with the Corporation listed in the first paragraph of Rule 506(d)(1), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

(s)            Neither the Corporation nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Corporation’s knowledge, no such actions, suits or proceedings are contemplated or have been threatened.

(t)            There are no judgments against the Corporation which are unsatisfied, nor is the Corporation subject to any consent decrees or injunctions.

(u)            To the Corporation’s knowledge, after due enquiry, no order ceasing or suspending trading in securities of the Corporation or prohibiting the sale of such securities has been issued to and is outstanding against the Corporation or its directors, officers or promoters, and no proceedings for such purpose are pending or threatened.

(v)            The Common Shares (i) do not constitute a U.S. Real Property Interest for purposes of the United States Internal Revenue Code of 1986, as amended, and (ii) are not, and are not deemed to be, “taxable Canadian property” for purposes of the Income Tax Act (Canada).

(w)            None of the Corporation, its subsidiaries or any of their respective officers, directors or employees acting on behalf of the Corporation or any of its subsidiaries has taken, committed to take or been alleged to have taken any action which would cause the Corporation or any of its subsidiaries to be in violation of the Corruption of Foreign Public Officials Act (Canada) (and the regulations promulgated thereunder) or any applicable law of similar effect of another jurisdiction including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and to the knowledge of the Corporation no such action has been taken by any of its agents, representatives or other persons acting on behalf of the Corporation or any of its subsidiaries.

(x)            Neither the Corporation nor any of its subsidiaries has, and, to the Corporation’s knowledge, no person acting on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Corporation to facilitate the sale or resale of the Common Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Common Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Corporation.

(y)            Other than its shares of its subsidiaries, the Corporation does not own and does not have any agreements of any nature to acquire, directly or indirectly, any securities, or other equity or proprietary interest in any person or entity, and neither the Corporation nor any of its subsidiaries is a party to any agreement to acquire or lease any other business operations.

(z)            The Corporation has filed in a timely manner all necessary tax returns and notices and has paid all applicable taxes of whatsoever nature for all tax years prior to the date hereof to the extent that such taxes have become due or have been alleged by the Canada Revenue Agency, the Internal Revenue Service or any other taxation authority to be due. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by the Corporation or the payment of any material tax, governmental charge, penalty, interest or fine against the Corporation. The Corporation has no liability for taxes except those arising in the ordinary course of its business. There are no material actions, suits, proceedings, audits, investigations or claims in progress, now threatened or pending against the Corporation which could result in a material liability in respect of taxes, charges or levies of any governmental authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any governmental authority relating to taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any such authority and the Corporation has withheld (where applicable) from each payment to each of the present and former officers, directors, employees and consultants thereof the amount of all taxes and other amounts, including, but not limited to, income tax and other deductions, required to be withheld therefrom, and has paid the same or will pay the same when due to the proper tax or other receiving authority within the time required under applicable tax legislation.

(aa)          The Corporation has its property and assets insured against loss or damage by insurable hazards or risks on a basis consistent with insurance obtained by reasonably prudent participants in businesses comparable to the business of the Corporation and its subsidiaries. Such insurance coverage is of a type and in an amount typical to the business in which each of the Corporation and its subsidiaries operates as conducted by a reasonably prudent person, based on the advice of insurance brokers consulted by the Corporation and its subsidiaries. Each of the Corporation and its subsidiaries has not made any material claim on any policy of insurance or been refused any insurance coverage sought or applied for. Each of the Corporation and its subsidiaries has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably expected to have a material adverse effect on the Corporation’s business.

(bb)         Each of the Corporation and its subsidiaries owns, or to its knowledge, has the right to use, all information used by the Corporation and its subsidiaries (including for the purposes of any technical reports pursuant to Canadian National Instrument 43-101 - Standards of Disclosure for Mineral Projects (“NI 43-101”) or subsection 1300 of Regulation S-K (“S-K 1300”)) without infringing the intellectual property rights of others.

(cc)          The Corporation has filed all technical reports as required by NI 43-101 and S-K 1300, and all such reports have been prepared in material compliance with the requirements of NI 43-101 and S-K 1300. In addition, with respect to each press release issued, and any other documents filed, by or on behalf of the Corporation in respect of which any requirements of NI 43-101 or S-K 1300 applied, each such press release and document also complied in all material respects as to form, substance and otherwise with the requirements of NI 43-101 and S-K 1300, as applicable.

5.            Representations and Warranties of the Purchaser. The Purchaser, severally and not jointly with any other purchaser of Common Shares, represents, warrants, covenants and certifies to and with the Corporation that, as of the date of this Agreement and at the Closing:

(a)            The Purchaser acknowledges that the Corporation is relying on exemptions from the requirements under the Securities Laws to provide the Purchaser with a prospectus or registration statement and no prospectus or registration statement has been filed by the Corporation with any of the Commissions in connection with the issuance of the Purchased Securities, and that the Corporation is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Purchased Securities, and as a consequence:

(i)            the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Securities Laws; and

(ii)           the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws.

(b)            The Purchaser has the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Corporation, and has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of the Purchased Securities and the tax consequences of the investment, and has the ability to bear the economic risks of the investment. The Purchaser can afford the loss of its entire investment.

(c)            The Purchaser is acquiring the Purchased Securities for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands and acknowledges that the Private Placement and sale of the Purchased Securities have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Purchased Securities. The Purchaser understands and acknowledges that the Private Placement of the Purchased Securities will not be registered under the Securities Act nor under the securities laws of any state or other jurisdiction on the ground that the sale of the Purchased Securities to the Purchaser as provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state or other securities laws. The Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the SEC under the Securities Act, for the reason(s) specified on the Accredited Investor Certification provided by the Purchaser as completed by the Purchaser, and the Purchaser shall submit to the Corporation such further assurances of such status as may be reasonably requested by the Corporation. The Purchaser resides in the jurisdiction set forth on the signature page attached hereto. The Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(d)            The Purchaser represents that it (i) was not formed for the specific purpose of acquiring the Purchased Securities, (ii) is duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, and (iii) has full power and authority to execute and deliver this Agreement and to carry out the provisions hereof and to purchase and hold the Purchased Securities, and further the Purchaser represents that the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents. This Agreement has been duly executed and delivered by the Purchaser and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against the Purchaser in accordance with the terms hereof, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(e)            The Purchaser has received, reviewed and understood the information about the Corporation, including as set forth in the Public Filings, and has had an opportunity to discuss the Corporation’s business, management and financial affairs with the Corporation’s management. The Purchaser understands that such discussions were intended to describe the aspects of the Corporation’s business and prospects and the Private Placement which the Corporation believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Corporation makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Corporation. The Purchaser acknowledges that it is not relying upon any person or entity, other than the Corporation and its officers and directors, in making its investment or decision to invest in the Corporation. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to its acquisition of the Purchased Securities.

(f)            The Corporation has advised the Purchaser that no agency, stock exchange or governmental agency, securities commission or similar regulatory authority or other entity has reviewed or passed on or made any finding or determination as to the merits of or made any recommendation or endorsement with respect to the Purchased Securities.

(g)            The Purchaser has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Purchased Securities by the applicable Securities Laws and confirms that no representation by the Corporation has been made respecting the hold periods applicable to the Purchased Securities and the Purchaser is solely responsible (and the Corporation is not responsible) for compliance with the applicable resale restrictions.

(h)            The Purchaser acknowledges and consents to the fact that the Corporation is collecting Personal Information of the Purchaser for the purpose of completing this Agreement. For purposes of this Agreement, “Personal Information” means any personal information as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time and without limiting the foregoing, but for greater clarity in this Agreement, means information about an identifiable individual, including but not limited to any information about the Purchaser and includes information provided by the Purchaser in this Agreement. The Purchaser acknowledges and consents to the Corporation retaining such Personal Information for as long as permitted or required by law or business practices, and the Purchaser agrees and acknowledges that the Corporation may use and disclose such Personal Information:

(i)            for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Purchaser;

(ii)           for use and disclosure for income tax-related purposes, including, without limitation, where required by law, disclosure to the Canada Revenue Agency;

(iii)          to professional advisers of the Corporation;

(iv)          to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade or similar regulatory filings;

(v)           to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(vi)          to any person where such disclosure is necessary for legitimate business reasons and is made with the Purchaser’s prior written consent;

(vii)         to a court determining the rights of the parties under this Agreement; and

(viii)        for use and disclosure as otherwise required by law.

In addition, the Purchaser further acknowledges and consents to the fact that the Corporation may be required to provide any one or more of the Canadian or U.S. securities regulators, stock exchanges, the Investment Industry Regulatory Organization of Canada, other regulatory agencies or the Transfer Agent with any Personal Information provided by the Purchaser in this Agreement, and may make any other filings of such Personal Information as the Corporation’s counsel deems appropriate, and the Purchaser acknowledges receipt of notification of the disclosure of Personal Information by the Corporation to the Exchanges and the Purchaser hereby consents to and authorizes the foregoing use and disclosure of such Personal Information and agrees to provide, on request, all particulars required by the Corporation in order to comply with the foregoing.

(i)            The Purchaser further acknowledges and expressly consents to the disclosure of Personal Information by the Corporation to the Exchanges and other applicable regulatory authorities, as and to the extent required, and the collection, use and disclosure of Personal Information by the Exchanges for such purposes as may be identified by the Exchanges from time to time.

(j)            The funds representing the aggregate Purchase Price in respect of the Purchased Securities which will be advanced by the Purchaser to the Corporation hereunder will not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTF Act”) or the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (as amended, the “PATRIOT Act”) and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLTF Act, PATRIOT Act or other “know your customer” and anti-money laundering rules and regulations. To the best of the Purchaser’s knowledge, none of the subscription funds to be provided hereunder:

(i)            have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction, or

(ii)            are being tendered on behalf of a person or entity who has not been identified to the Purchaser.

The Purchaser will promptly notify the Corporation if it discovers that any such representation ceases to be true, and will provide the Corporation with appropriate information in connection therewith.

(k)            No person has made any written or oral representations to the Purchaser:

(i)            that any Person will resell or repurchase any of the Purchased Securities;

(ii)           that any Person will refund the Purchase Price of any of the Purchased Securities;

(iii)          as to the future price or value of any of the Purchased Securities; or

(iv)          other than as set forth in this Agreement, that any of the Purchased Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Purchased Securities for trading on a stock exchange.

(l)            The Purchaser acknowledges that the Purchaser has not received an offering memorandum, prospectus or other disclosure document in respect of the Purchased Securities or the Corporation describing the business and affairs of the Corporation in order to assist the Purchaser in making an investment decision in respect of the Purchased Securities, that the Purchaser has had access to the Corporation’s public filings on the Internet at www.sedarplus.ca and www.sec.gov and that the Purchaser is not purchasing the Purchased Securities as a result of any advertisement, article, notice or other communication regarding the Purchased Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement and has not become aware of any such general solicitation or general advertisement with respect to the distribution of the Purchased Securities.

(m)            The Purchaser’s decision to tender this offer and purchase the Purchased Securities has not been made as a result of any non-public oral or written representation as to fact made by or on behalf of the Corporation or any other Person and is based entirely upon the representations, warranties and covenants of the Corporation provided to the Purchaser in this Agreement and on currently available public information concerning the Corporation.

(n)            If required by applicable Securities Laws, policy or order or by any Commission or Exchange, the Purchaser will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Purchased Securities as may be reasonably required.

(o)            The Purchaser acknowledges that legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to the Purchaser and the Purchaser may not rely upon such counsel in any respect.

6.            Conditions to Obligations of the Purchaser and the Corporation. The obligations of the Purchaser to purchase and pay for the Purchased Securities and of the Corporation to sell the Purchased Securities are subject to the representations and warranties of the Corporation contained in Section 4 hereof and of the Purchaser contained in Section 5 hereof being true and correct as of the Closing in all respects.

7.            Legend. The DRS statements provided by the Transfer Agent representing the Purchased Securities will be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF INTERNATIONAL TOWER HILL MINES LTD. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF SUBPARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION. THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES BEFORE MAY 19, 2024.”

8.            Public Disclosure. Neither the Corporation nor the Purchaser shall, except as required by applicable law, regulation or Exchange rule, issue any press release that describes the transactions contemplated herein and that identifies the Corporation, the Purchaser, or any of their respective affiliates without the prior consent of the Corporation or the Purchaser (as applicable), which consent shall not be unreasonably withheld. For the avoidance of doubt, the consent of the Purchaser shall not be required for any press release or other disclosure in regard to the transactions contemplated herein by the Corporation that does not identify the Purchaser.

9.            Fees and Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses, including fees and expenses incurred in connection with the preparation, execution, and delivery of this Agreement and the transactions contemplated herein, shall be paid by the party incurring such fee or expense.

10.            Waiver of Certain Rights. The Purchaser hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that it may have in connection with the Private Placement, provided, that for the avoidance of doubt such waiver shall not apply to any future offerings of the Corporation’s securities.

11.            Further Assurances. Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall use its commercially reasonable efforts (subject to, and in accordance with, applicable law) to take, or cause to be taken, promptly all actions, and to do, or cause to be done, promptly and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement.

12.            General.

(a)            Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

(b)            Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Corporation or the Purchaser without the prior written consent of the other party.

(c)            Waiver of Jury Trial. THE PURCHASER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(d)            Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the Purchaser (“Proceedings”), the Purchaser irrevocably submits to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

(e)            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of law rule or principle that would give effect to the laws of another jurisdiction.

(f)            Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g)            Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

(h)            Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by email or registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Corporation:	International Tower Hill Mines Ltd. Suite 2710, 200 Granville Street Vancouver, British Columbia V6C 1S4 Email: khanneman@ithmines.com Attention: Chief Executive Officer

If to the Purchaser, at the address set forth on the signature page hereof.

(i)            Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

(j)            Survival. Notwithstanding any other provision of this Agreement, the representations, warranties, covenants and indemnities of or by the Corporation and the Purchaser contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(k)            Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement as of January 16, 2024.

[PURCHASER]

By:
Name:
Title:

State/Country of Domicile or Formation:

Address of Principal Offices:

Purchased Securities to Be Acquired:

Aggregate Purchase Price to be Paid:

The offer to purchase Purchased Securities as set forth above is confirmed and accepted by the Corporation as of January 16, 2024.

INTERNATIONAL TOWER HILL MINES LTD.

By:
Name: Karl Hanneman
Title: Chief Executive Officer

[Signature Page to Subscription Agreement]